Corporate Presentation September 2026

Confidential information, forward-looking statements, and third-party information This presentation (including any discussion that accompanies this presentation) contains highly confidential information regarding Odyssey Therapeutics, Inc. (the “Company,” “Odyssey,” “we,” or “us”) and its subsidiaries and may not be disclosed, copied, or distributed to any person other than the intended recipient, directly or indirectly, in whole or in part, without the Company’s prior written consent. This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, but not limited to, statements regarding our business strategy; the future clinical development, efficacy, safety, and therapeutic potential of our product candidates; expectations regarding the initiation, design, and reporting of data from our preclinical studies and clinical trials; future financial results; anticipated manufacturing plans; expectations regarding regulatory approval of any of our product candidates; and plans for future operations or other characterizations of future events. In some cases, you can identify forward-looking statements through the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negatives of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are not guarantees of future performance and involve risks and uncertainties, some of which are beyond our control, and you are cautioned not to place undue reliance on any forward-looking statements. Among the factors that could cause actual results to differ materially from those suggested by forward-looking statements are: our current and future research and development activities and expenses; sufficiency of our capital resources; our anticipated regulatory activities and our ability to obtain regulatory approval for any of our product candidates; our ability to commercialize future products, if approved; our ability to enroll patients in clinical trials; possible safety and efficacy concerns; the timing and results of our preclinical studies and clinical trials; and risks facing our operations and intellectual property. Although the Company believes the information contained in this presentation related to the Company is accurate in all material respects, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the information contained in this presentation except to the extent required by law. The information contained in this presentation is provided for discussion purposes only as of the date hereof, and the Company undertakes no obligation to update or revise such information, including any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise, except to the extent required by law. Certain information contained in this presentation and statements made orally during this presentation may relate to or be based on studies, publications, estimates, projections, and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy, or completeness of any information obtained from third-party sources. Intellectual property This presentation contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. This presentation may also contain trademarks, service marks, and trade names of third parties, which are the property of their respective owners. We do not intend our use or display of other entities’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. Disclaimers

Few Patients With Autoimmune Disease Have Durable Remission Patients need: Increased remissions and more treatable diseases Deep and durable disease-modifying responses Better safety and tolerability with reduced infection risk Anti-Inflammatory 1970s Steroid-Sparing 1990s Anti-TNFs 2000s Additional Cytokines and Biologics 2010s Multi-Specifics and Targeted Orals TODAY

Targeting Upstream Signaling Has Potential to Unlock Durable Remissions Defined pathogenic triggers underlie inflammatory disease… …by converging on disease-specific signaling nodes… …initiating a broad immune response… …causing tissue damage and disease Cytokines & chemokines Inflammatory cell recruitment / activation Inflammatory & fibrotic gene transcription Odyssey targets Bacteria / Viruses Danger signals Cytokines Damage to organs + others Standard of care

Experienced Team and Organization to Maximize Success

Strategy	Portfolio	People	Execution	Capital
• First-in-class targets • Validated pathways and mechanisms of action • Modality agnostic	• Targeting large-market I&I indications • Multiple programs at development candidate stage or later	• Experienced board and senior management • Proven drug hunters • Company builders successful from discovery through commercialization	• Lean and agile structure built for speed • Phase 2 completion on homegrown program within 4.5 years • Average time from program initiation to DC: 1–1.5 years	• Efficient capital allocation with disciplined program prioritization • Balance sheet of $433M as of June 30, 2026; expected to fund operations into H2 2028

LEADERSHIP

Gary Glick, Ph.D.
Founder and CEO

Tony Opipari, M.D., Ph.D.
Chief Medical Officer

Joe McDonald, Ph.D.
Chief Data Officer

Jason Haas
Chief Financial Officer

Natalie Dales, Ph.D.
Research Operations

Jolie Siegel
EVP, General Counsel, and Secretary

Collin Todd
SVP, Strategy and Business Development

BOARD OF DIRECTORS

Jeff M. Leiden, M.D., Ph.D.
Shelley Chu, M.D., Ph.D.
Nia Tatsis, Ph.D.
Paulina Hill, Ph.D.
Valerie Odegard, Ph.D.
Tim Walbert
Nan Li
Ian F. Smith
Ksenija Pavletic
Carolyn Ng, Ph.D.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
5

Pioneering Next-Generation I&I Therapies to Redefine Standard of Care

INFLAMMATORY BOWEL DISEASE

Differentiated **first-in-class, oral monotherapy** with positive safety profile

Potential **paradigm-changing combinations** to break the induction and maintenance therapeutic ceiling



OD-001
(RIPK2)
+ Vedolizumab (α4β7)
+ Rinvoq (JAK)

Current market: ***$25B*** **»** *Future market:* ***$40B***

B CELL-MEDIATED DISEASES

Potential **first-in-class**, oral therapy to block pathogenic B cells



OD-002
(SLC15A4)
Pathogenic B cells
Autoantibodies
Interferon
Cytokines/
Chemokines

Current market: ***$30B*** **»** *Future market:* ***$65B***

INFLAMMATORY AND AUTOIMMUNE DISEASES

Potential **first-in-class** protein agonist to induce stable regulatory T cells



OD-003
(TNFR2)
Regulatory
T cells (Treg)
Effector
T cells (Teff)

Current market: ***$100B***

Source: Evaluate Pharma.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients 6

Broad Therapeutic Pipeline for Diseases With Unmet Need

Target *Modality*	Indications	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3	Anticipated upcoming clinical milestones
RIPK2, OD-001 *Small molecule*	*UC, CD*						**Oct 2026:** Updated monotherapy data at UEG **H2 2027:** Phase 2a combination readout **H2 2027:** Phase 2b monotherapy readout
SLC15A4, OD-002 *Small molecule*	*CLE, nephropathies, and B cell-mediated diseases*						**H2 2026:** CTA filing **H1 2027:** Phase 1/2 initiation
TNFR2, OD-003 *Protein*	*AD, SLE, alopecia areata*						
TSLP/IL-33, OD-004 *Protein*	*COPD, asthma*						

$433 million cash as of June 30, 2026 with expected runway into H2 2028

Notes: UC = ulcerative colitis; CD = Crohn's disease; CLE = cutaneous lupus erythematosus; AD = atopic dermatitis; SLE = systemic lupus erythematosus; COPD = chronic obstructive pulmonary disease; UEG = United European Gastroenterology Week.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients | 7

2028 Data to Build a Potential RIPK2 IBD Franchise Expected in 2027 and 2028 Monotherapy topline induction efficacy Break therapeutic ceiling through innate-adaptive combinations for induction Demonstrate potential of RIPK2 monotherapy as next SoC maintenance therapy Note: IBD = inflammatory bowel disease; AT = advanced therapy. 2027 Primary and secondary endpoints met: 27% clinical remission rate in moderate-to-severe UC patients with similar activity in AT-experienced patients March 2026 Goal: Safe, well-tolerated, and efficacious oral therapy that blocks the initial step of inflammation in IBD with composition of matter IP to at least 2043 Full induction efficacy and exploratory assessments October 2026 Presentation will include data on additional patients, subgroup analyses, and exploratory biomarkers Goal: Deepen induction efficacy with OD-001 + vedolizumab by targeting innate inflammation and lymphocyte trafficking

Oral RIPK2 Scaffolding Inhibitor: OD-001 Addressing a Root Cause of Inflammation in IBD Using a Novel Mechanism of Action Proof-of-Concept Achieved in Ulcerative Colitis Program Inception to Phase 2 Proof-of-Concept: 4.5 Years

Innate Immune Responses to Gut Microbes is the Root Cause of IBD



Gut lumen
Intestinal lumen
Bacteria
PGN
LTA, flagellin, LPS
NOD1/2
TLRs
RIPK2 transduces NOD1/2 inflammatory signaling...
RIPK2
... and RIPK2 activation amplifies TLR inflammatory signaling
Neutrophil
Neutrophils activated by RIPK2 continue breakdown of epithelial barrier
HUMIRA adalimumab
Simponi golimumab
CIMZIA (certolizumab pegol)
Remicade INFLIXIMAB
TNF
TL1A
IL-23
Stelara (ustekinumab)
Skyrizi risankizumab-rzaa
Tremfya (guselkumab)
omvoh (mirikizumab-mrkz)
T cells
T cell recruitment
Blood vessel
Lymph node egress
Jyseleca filgotinib
XELJANZ (tofacitinib)
RINVOQ upadacitinib
Entyvio vedolizumab
ZEPOSIA (ozanimod)
Velsipity (etrasimod)
Activated T cells
Th1 cells
Pathogenic Th17 cells

STEP 1:
Microbes breach gut barriers

STEP 2:
Innate immune cell activation (e.g., macrophages, monocytes, neutrophils)

STEP 3:
Recruitment of adaptive immune cells (e.g., T cells)

STEP 4:
T cell activation

Notes: PGN = peptidoglycan; LTA = lipoteichoic acid; LPS = lipopolysaccharide.

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In search of extraordinary for patients
10

miR-124 Even With Advanced Therapies, Durable Remission Rates for IBD Remain Low Sources: (1) Clin Gastroenterol Hepatol 2015;13(3):531; (2) World J Clin Cases 2024;12(10):1718; FDA drug labels; clinicaltrials.gov; EMERALD-2, UEG 2025; ANTHEM-UC, UEG 2025; RELIEVE UCCD, ECCO 2025; ABTECT-1 and ABTECT-2, UEG 2025. ~75% of patients fail to achieve clinical remission 45% of patients who achieve remission progress within five years (1,2) TNF Integrin S1P1 JAK TL1A IL-23 0% 10% 20% 30% Efficacy ceiling of non-JAK orals Ulcerative colitis placebo-adjusted clinical remission rate Remission rates are ~50% lower in AT-experienced patients

We Believe RIPK2 Is an Ideal Target for Treating IBD

- **RIPK2 has low homology to other RIPK proteins and a distinct function in inflammatory signaling**
- **RIPK2 activity correlates with disease severity**
- **Gene polymorphisms that increase RIPK2 activation predispose individuals to IBD**
- **RIPK2 involvement in IBD is recapitulated in animal models**
- **Inhibiting RIPK2:XIAP scaffolding blocks multiple pro-inflammatory cytokines**
- **RIPK2 knockout mice were developmentally normal and protected from IBD**

RIPK2 activation leads to scaffolding with XIAP and inflammatory signaling



PGN
NOD1/2
RIPK2
BIR2
XIAP
Active RIPK2
Ub
Ub
Ub
XIAP
BIR2
TAK1
NF-κB
MAPK
Inflammatory cytokines

Sources: Inflamm Bowel Dis 2015;21(4):862; J Med Chem 2022;65(13):9312; J Med Chem 2019;62(14):6482; Proc Natl Acad Sci U S A 2014;111(25):E2559; Am J Physiol Gastrointest Liver Physiol 2021;321(5):G500; Commun Biol 2020;3(1):140; J Med Chem 2016;59(10):4867; Int Immunol 2019;31(10):669; United European Gastroenterol J 2023;12(1):103; Front Immunol 2019;10:419; EMBO J 2018;37(17):e99372; Mol Cell 2018;69(4):551; Cell Rep 2018;22(6):1496.

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Increased expression of RIPK2-dependent gene signature in UC and CD patient biopsies RIPK2 Is Activated in UC and CD and Correlates With Severity Notes: *** p < 0.001; GSVA = gene set variation analysis; GSVA cutoff for % of UC or CD patients with RIPK2 pathway activity is 0.46 or 0.42, respectively. Sources: EMBO J 2018;37(17):e99372; Sci Signal 2024;17(819):eabn1101; gene expression datasets utilized = GSE193677. Relative intensity of RIPK2-Ub Non-IBD UC CD 12 10 8 6 4 2 0 *** *** Increased levels of activated (ubiquitinated) RIPK2 in patients with UC and CD

OD-001 blocks cytokine production from macrophages stimulated with PGN OD-001 activity is not reduced by TNF resistance OD-001 binds to RIPK2 and holds the protein in a conformation that reduces the affinity for XIAP RIPK2 Displacement of XIAP OD-001 (RIPK2 scaffolding inhibitor) OD-001 Achieves Selective Blockade of RIPK2 Scaffolding With XIAP Notes: Indicated cell types were treated with compound for 1 hour and then stimulated with PGN. Cytokine production was assessed after 24 hours by MSD/ELISA. Sources: EMBO J 2018;37(17):e99372; Mol Cell 2018;69(4):551. RIPK2 No inflammatory cytokines % Inhibition OD-001, nM 0.01 0.1 1 10 100 0 20 40 60 80 100 % TNF Inhibition 0 20 40 60 80 100 OD-001, nM 0.01 0.1 1 10 100 IL-23 TNF TL1A TNF resistant TNF naïve Lamina propria mononuclear cells (LPMCs) were isolated from patient colon tissue

Only OD-001 Fully Inhibits RIPK2 Scaffolding in Cells and Completely Blocks Inflammatory Cytokine Production

Binding affinity for XIAP in the presence of drug



0
500
1000
RIPK2:XIAP K_D, nM
No compound
Comparator A
Comparator B1
Comparator B2
OD-001

Inhibition of scaffolding in cells



200
100
0
% RIPK2:XIAP binding
0.1
1
10
100
1000
Concentration, nM

Inhibition of cytokine production



150
100
50
0
% TL1A production
0.1
1
10
100
1000
Concentration, nM

Comparator A Comparator B1 Comparator B2 OD-001

Notes: (Left) The K_D for XIAP BIR2 dissociation from RIPK2 kinase domain in the presence of indicated compound calculated with data from a TR-FRET assay with purified proteins; (Middle) Full length XIAP binding to full length RIPK2 in HEK293 in the presence of indicated compound for 4 hours was measured by NanoBRET; (Right) human macrophages were treated with compounds for 1 hour and then stimulated with PGN. Cytokine production was assessed after 24 hours by ELISA.
Sources: Comparator A WO2022192760 ex A6; Comparator B1 WO2024254539 ex 253; Comparator B2 WO2024254539 ex 52.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients 15

Phase 2a Monotherapy Trial Results

Phase 2a Monotherapy Trial Overview

Trial design [1]

- Enrolled patients with moderate-to-severe UC, modified Mayo Clinical score (MMCS) of 5–9; allowed up to three prior advanced therapies
- Both doses expected to be active based on phase 1 ex vivo TNF release assay
- Approach to minimize placebo effect:
  - Required endoscopic subscore (Mayo endoscopic score, MES) ≥ 2 and rectal bleeding subscore of ≥ 1
  - Centralized and blinded endoscopy reads
  - Limited concomitant steroid dose to maximum of 20 mg prednisone
  - Site and investigator selection; Odyssey team involved in all site initiations

Efficacy endpoints and powering

- Primary: 2-point change in 3-component MMCS at week 12
  - 90% power at the two-sided 5% significance level
- Secondary: ≥ 15% placebo-adjusted clinical remission rate at week 12 (comparison with historic placebo data of 10%)
  - 82% power at 10% significance level


Part 1
(n = 8)
OD-001, 10 mg BID
Part 2
(n = 45)
OD-001, 20 mg BID
Vedolizumab
300 mg
(weeks 12, 14, and 18)
Vedolizumab
300 mg
Q8W
Day 1
OD-001 start
Week 12
OD-001 stop / Vedolizumab start
Week 26
Week 52

Notes: Based on results observed in part 1, an additional seven patients were enrolled and evaluated for efficacy in a 10 mg BID expansion group in Q1 2026 and results from this cohort will be disclosed at UEG 2026; (1) additional detail on the phase 1 or phase 2a trial is included in the final prospectus filed with the SEC in connection with our May 2026 initial public offering starting on page 120, which you can access here.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

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17

Enrolled Participant Characteristics Are Similar to Contemporary UC Trials

	OD-001	Obefazimod		MORF-057		Spyre (α4β7)	Spyre (TL1A)	Icotrokinra	Tulisokibart	Duvakitug	Afimkibart
Phase	Phase 2a	Phase 2b	Phase 3	Phase 2a	Phase 2b	Phase 2	Phase 2	Phase 2b	Phase 2	Phase 2b	Phase 2b
Age, mean	40	41	42	39	40	44	45	42	41	41	39
Sex, male	51%	59%	-	54%	55%	72%	58%	58%	53%	63%	60%
Advanced therapy experienced [(1)]	32%	49%	47%	40%	31%	19%	35%	43%	47%	39%	39%
Modified Mayo score (mean)	6.5	7.1	6.9	6.7	6.7	6.8	6.9	6.6	7.0	6.8	7.0 (median)
MES = 3	51%	71%	60%	49%	50%	56%	56%	59%	73%	56%	52%
Median fecal calprotectin, μg/g	1,785	1,647	1,666	2,043 (mean)	-	-	-	1,523	1,307	-	1,511
Mean duration of disease (years)	8	8	8	-	7	5	7	8	7	8	7
Concomitant corticosteroid use	21%	52%	40%	26%	39%	42%	40%	37%	55%	42%	42%

Notes: (1) Includes both approved advanced therapies and investigational agents; includes golimumab, etrasimod, ustekinumab, rosnilimab, MORF-057, PN-943, infliximab, icotrokinra, TYK2 inhibitor, adalimumab, and etrolizumab.
Sources: Lancet Gastroenterol Hepatol 2022;7(11):1024-1035; Abivax corporate presentation, March 2023; Abivax phase 3 topline readout, July 2025; Obefazimod UEG Week presentation, October 2025; Clin Gastroenterol Hepatol 2026;24(2):525-534; Spyre SKYLINE Part A induction results, April 2026; Spyre corporate presentation, June 2026; Icotrokinra UEG Week presentation, October 2025; Prometheus Biosciences corporate presentation, March 2023; Duvakitug phase 2 investor call, February 2025; Lancet Gastroenterol Hepatol 2025;10(10):882-895.

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18

OD-001 Was Well Tolerated at 10 mg BID and 20 mg BID With a Promising Safety Profile Observed

Treatment-emergent adverse events	Part 1: 10 mg BID, n = 8	Part 2: 20 mg BID, n = 45 (1)
Participants with any TEAE (n, %)	**2 (25%)**	**20 (44%)**
Severe (grade ≥ 3) TEAE	0	0
Drug-related TEAE	0	2 (4%)
Liver function abnormality identified as TEAE	0	0
TEAE leading to trial drug discontinuation (1)	0	0
SAE	0	0
Participants with any TEAE of special interest:		
Elevated body temperature that meets specific criteria	0	0
Elevated hsCRP that meets specific criteria	0	0
Serious infection	0	0
Participants with most common AEs:		
Fever	0	5 (11%)
Headache	0	4 (9%)

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the clinical study report ("CSR").
Notes: (1) Three participants in part 2 discontinued treatment early (between weeks 1 and 3) for reasons unrelated to the trial drug. Total of 49 patients between part 1 and part 2 completed 12 weeks of induction treatment per protocol.
TEAE = treatment emergent adverse events; AE = adverse events; SAE = serious adverse events; hsCRP = high-sensitivity C-reactive protein.

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19

Trial Met Key Efficacy Endpoints, Including Clinical Remission

Met primary endpoint of change in MMCS from baseline in both parts and on a consolidated basis (-2.6, p < 0.001)

Efficacy across endpoints at week 12 (part 1 and 2 combined, n = 49)



Regulatory endpoints
FDA
EMA co-primaries
Other endpoints
% of patients
70%
60%
50%
40%
30%
20%
10%
0%
27%
10%
33%
15%
47%
18%
22%
10%
61%
37%
Clinical remission
Endoscopic improvement
Symptomatic remission
HEMI
62% of patients with clinical remission had HEMI
Clinical response
OD-001
Historic placebo (1)

Median fecal calprotectin by week 12 outcome



Fecal calprotectin, µg/g
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Clinical remission (n = 13)
Clinical response (n = 17)
No response (n = 18)
Screening
Week 12

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Future results may differ from those shown here.

Notes: OD-001 results are consolidated from both part 1 and part 2 and represent all patients who completed 12 weeks of treatment per protocol (n = 49). HEMI = MES of 0 or 1 and Geboes index score ≤ 3.1; MMCS statistical assessment includes all 49 patients who completed treatment with required patient-reported outcomes. (1) Historic placebo benchmarks are derived from contemporary post-PoC UC studies (2020–2025); benchmark rates and supporting datasets are as follows: clinical remission 10% (average from 11 trials; n = 3,012 total; 820 placebo-treated patients); endoscopic improvement 15% (average from 10 trials; n = 2,920 total; 789 placebo-treated patients); symptomatic remission 18% (average from 5 trials; n = 1,872; 517 placebo-treated patients); HEMI 10% (average from 8 trials; n = 2,565 total; 676 placebo-treated patients); clinical response 37% (average from 9 trials; n = 2,633 total; 726 placebo-treated patients). Internal assessment of historic placebo rate is supported by third-party publications assessing placebo rates using individual patient data (J Crohn's Colitis 2025;19(10):jjaf191).

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In search of extraordinary for patients 20

Clinical Remission Rates in AT-Experienced vs. AT-Naïve Patients



Advanced therapy naïve (n = 33)
50%
40%
30%
20%
10%
0%
% of patients in clinical remission
Δ = 16
11%
27%
3%
31%
8%
24%
7%
37%
Historic placebo
OD-001
Obefazimod
(Ph3, ABTECT-1)
Obefazimod
(Ph3, ABTECT-2)
Rinvoq
(Ph3, consolidated)
Placebo group
Treatment group



Advanced therapy experienced (n = 16)
4 clinical remissions and 1 additional endoscopic improvement
50%
40%
30%
20%
10%
0%
% of patients in clinical remission
Δ = 22
3%
25%
1%
12%
5%
11%
1%
24%
Historic placebo
OD-001
Obefazimod
(Ph3, ABTECT-1)
Obefazimod
(Ph3, ABTECT-2)
Rinvoq
(Ph3, consolidated)
Placebo group
Treatment group

Disclaimer: Data presented are from ongoing trial, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Future results may differ from those shown here.
Notes: OD-001 results are consolidated from both part 1 and part 2. In trials where multiple doses were tested, results reflect a weighted average. Historic placebo benchmarks are derived from contemporary post-PoC UC studies (2020–2025) and Rinvoq phase 3 studies; dataset represents 1,819 AT-naïve and 1,475 AT-experienced patients treated with active agent or placebo. The results above do not represent head-to-head comparisons. OD-001 and a number of the comparators have not been approved and may never be approved by any regulatory authority.

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In search of extraordinary for patients 21

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Note: OD-001 results are consolidated from both part 1 and part 2. Rapid Onset of Action With Deepening of Response, Consistent With MOA Screening Clinical remission (n = 13) Clinical response (n = 17) Average rectal bleeding score Daily bleeding score 0 = “No blood seen” 1 = “Stool has streaks of blood” 2 = “Stool has more than just streaks of blood” 3 = “Blood alone passed” Week -3 Week -2 Week 0 Week 1 Week 3 Week 4 Week 6 Week 7 Week 9 Week 10 Week 11 Week 8 Week -1 Week 2 Week 5 0 0.5 1 1.5 2 Week of study Average rectal bleeding score over treatment

Patient Vignette: Clinical Remission With OD-001 but Relapse on Vedolizumab

- 55-year-old Canadian female with 5-year history of UC
  - Patient was previously treated with anti-IL-23 and S1P1
- MES of 2 and MMCS of 5 at screening
- ***Achieved clinical remission and histologic endoscopic mucosal improvement (HEMI) at week 12; worsening after OD-001 discontinuation with vedolizumab discontinued at week 18 and Rinvoq started*** [(1)]



OD-001 start
OD-001 stop
Vedolizumab start
Average rectal bleeding score
0
1
2
3
Screening
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
Week 11
Week 12
Week 13
Week 14
Week 15
Week 16
Week 17
Week 18

Histopathology showed evidence of mucosal healing



SCREENING
Damaged epithelium
WEEK 12
Mucosal healing
Mononuclear cell infiltrate
Neutrophil infiltrate
20 µm

Disclaimer: (1) While we believe the observations derived from this patient's results are informative, the results depicted are preliminary results from a single patient and may not be replicated in other patients or predictive of outcomes in clinical trials for OD-001. Average rectal bleeding score scale: 0 = "No blood seen", 1 = "Stool has streaks of blood", 2 = "Stool has more than just streaks of blood", 3 = "Blood alone passed."

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23

OD-001 Is the First Innate Immune-Targeted Therapy for IBD Efficacy is competitive with leading approved or investigational therapies Concordant efficacy measures across all endpoints, consistent with the mechanism of action for RIPK2 Strong efficacy in AT-experienced patients Innate immune cells (e.g., inflammatory monocytes) drive resistance to SoC therapies and these cells are targeted by OD-001 Trial utilized contemporary best practices to minimize placebo effects Potentially indication leading safety profile Potential for broad combination use based on orthogonal mechanism of action to existing SoC No RIPK2 is currently approved; therefore, use of OD-001 is not limited by patient’s failure to other agents in the class

Multiple Opportunities for OD-001 to Establish a Leading IBD Franchise

Current management

Conventional therapy

Orals: 5-ASA and methotrexate

Advanced therapy, ***including injectable biologics (e.g., TNF) and oral therapies (e.g., JAKi)***

Orals
RINVOQ upadacitinib
Velsipity (etrasimod) tablets

Injectables
HUMIRA adalimumab
Entyvio vedolizumab
Skyrizi risankizumab-rzaa
Tulisokibart

Combinations
HUMIRA adalimumab
RINVOQ upadacitinib
Entyvio vedolizumab
Skyrizi risankizumab-rzaa

Odyssey opportunity and development plan

~$3B Monotherapy

OD-001 for conventional patients

Potential to address 300k+ patients not treated with AT due to their efficacy, safety, and oral profiles

OD-001 for advanced therapy patients

1st-line monotherapy for AT-naïve and for use in AT-experienced patients

Expansion of addressable population in 2028 and beyond

$4B+ Combination induction

OD-001 combinations +

- **+ Vedolizumab** *(α4β7)*
- **+ Rinvoq** *(JAK)*

First innate + adaptive combination therapy; has the potential to safely break therapeutic ceiling (> 40-50%)

Phase 2a vedolizumab combination induction results expected in H2 2027

$7B+ Combination induction with monotherapy maintenance

Combination induction » **OD-001 maintenance**

Preferred therapy for induction and maintenance

Phase 2b monotherapy induction expected in H2 2027 and monotherapy maintenance results expected in 2028

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25

Oral SLC15A4 Inhibitor: OD-002 Modulating B Cell Activity and Interferon Signaling CTA Filing in H2 2026 AI Platform Drove Program from Inception to GLP Study Initiation in 15 Months

Pathogenic Signaling Following TLR Activation is Mediated by SLC15A4

- Inflammatory responses to RNA or DNA are a root cause of many autoimmune diseases and a driver of pathogenic B cell expansion and autoantibody production



Extracellular RNA and DNA signal via TLR7/8/9…
…through SLC15A4 to activate IRF5…
…inducing pathogenic B cells and inflammatory cytokines…
…causing disease
RNA
DNA
TLR7
TLR8
TLR9
SLC15A4
IRF5
P
P
Age-associated B cells (ABCs) produce cytokines and autoantibodies
Plasmablasts produce antibodies
Myeloid cells produce type I interferon and cytokines
SLE
Sjogren's
Myositis
Nephritis
Currently $30B+ market

Source: Evaluate Pharma.

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In search of extraordinary for patients | 27

We Believe SLC15A4 Is an Ideal Target in a Validated Pathway to Treat Diseases Driven by B Cells or Pathogenic RNA and DNA

- **Commercial and clinical validation for targeting upstream or downstream components of the pathway**
- **Genetic polymorphisms in SLC15A4, and throughout the pathway, predispose to lupus and interferonopathies**
- **Targeting SLC15A4 or TASL is the only way to address TLR7/8/9 signaling while sparing IRF5 host defense**
- **SLC15A4 knockout mice are developmentally normal and protected across multiple lupus models**
- **SLC15A4 inhibition results in selective depletion of pathogenic B cells (e.g., ABCs, plasmablasts)**
- **SLC15A4 inhibition spares healthy B cells**

SLC15A4:TASL is the optimal node to maximize efficacy and tolerability



TLR7/8 antagonists leave TLR9 signaling unaddressed
TLR7/8
TLR9
SLC15A4
TASL
IRF5 degraders block host defense functions of IRF5
IRF5
Type I IFN
Cytokines / Chemokines
Pathogenic B cells
IFN blockers have low standalone efficacy
B cell depleters have unknown durability and safety considerations

Sources: JEM 2025;13:2995; Immun 2006;25:429; Nat Immunol 2022;23:1457; PLOS ONE 2021;16:e0244439; PNAS 2013;11:2940; PNAS 2022;119:e2200544119: Nat Commun 2024;16:968: PNAS 2010;107:10154; PLOS One 2014;9:e103478: J Immunol 2010;184:796.

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OD-002 is potent and selective with favorable druglike properties OD-002 Is a High-Quality SLC15A4 Development Candidate Potency in vitro IC50 in human primary cells (e.g., TNF, IFN) Projected once-daily human dose Dose to maintain IC90 Preclinical safety and tolerability Selectivity TLR3, STING, and SLC15A1/2/3 ≤ 10 nM > 1,000x 18 mg High Intellectual property Composition of matter 2046 Potency in vivo IFN⍺ inhibition at 3 mg/kg; phenocopies SLC15A4 knockout > 95% OD-002 fully inhibits TLR7/8-dependent IRF5 phosphorylation and type I IFN production IRF5 phosphorylation was measured in PBMC lysates by immunoassay following stimulation by TLR7/8 agonist, R848; IFNβ secretion was measured from human whole blood by immunoassay following stimulation by R848. In both experiments, cells from healthy human donors were pretreated with compound for 24 hours prior to stimulation. % Inhibition, pIRF5 100 75 50 25 0 0.01 0.1 1 10 100 1000 OD-002, nM % Inhibition, IFNβ secretion 100 75 50 25 0 0.01 0.1 1 10 100 1000 OD-002, nM

OD-002 Blocks IFN Signaling From Both RNA and DNA SLC15A4 or TLR7/8 inhibitors block cytokines initiated by extracellular RNA TLR7/8 antagonists cannot block both arms of the nucleic acid response driving disease; with pathogenic signaling through TLR9 remaining active TLR7/8 stimulation induced by R848 in PBMC from healthy donors TLR9 stimulation induced by ODN-2395 in PBMC from healthy donors SLC15A4 inhibition also blocks cytokine production initiated by DNA

OD-002 Selectively Blocks Human B Cell Proliferation From Pathogenic Stimuli

SLC15A4 inhibition does not alter normal B cell proliferation by activation with CD40L



50%
40%
30%
20%
10%
0%
Ki67+
Vehicle
OD-002
50%
40%
30%
20%
10%
0%
Ki67+
**
Vehicle
Ibrutinib

Ibrutinib, a BTK inhibitor, blocks non-pathogenic B cell proliferation

SLC15A4 inhibition blocks B cell proliferation induced by TLR7/8 activation



80%
60%
40%
20%
0%
Ki67+
****
Vehicle
OD-002
80%
60%
40%
20%
0%
Ki67+
***
Vehicle
Afimetoran

Afimetoran blocks TLR7/8-driven NF-κB signaling, in addition to IRF5

SLC15A4 inhibition <u>also</u> blocks B cell proliferation induced by CpG, a TLR9 agonist that mimics pathogenic stimuli



80%
60%
40%
20%
0%
Ki67+
****
Vehicle
OD-002
80%
60%
40%
20%
0%
Ki67+
Vehicle
Afimetoran

Afimetoran does not block TLR9-driven B cell proliferation

Note: Isolated memory B cells from healthy donors were pretreated with indicated compound for 24 hours prior to stimuli and % Ki67+ was measured after three days; ** p < 0.01; *** p < 0.001; **** p < 0.0001.

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31

Anti-dsDNA antibodies …while sparing B cells in healthy mice OD-002 reduced pathogenic B cells and autoantibody production in lupus-prone mice… Blocking Signaling From Both RNA and DNA Is Necessary to Modulate Pathogenic B Cells and Autoantibody Production In Vivo Notes: * p < 0.05; **** p < 0.0001; HPMC = hydroxypropyl methylcellulose. 8–9 week-old lupus-prone MRL/lpr mice (left) or C57BL/6 mice (right) were dosed for 4 weeks QD, and B cells (from spleen) and anti-dsDNA autoantibodies (from plasma) were analyzed; afimetoran is a TLR7/8 inhibitor currently in clinical development % Ki67+ of B cells % ABC of B cells OD-002 HPMC vehicle Afimetoran PBS/DMSO vehicle ABC cells Proliferating B cells U/mL, mean ± SEM 50x106 40x106 30x106 20x106 10x106 0 60 40 20 0 6 4 2 0 66% reduction **** 57% reduction 28% reduction **** *

Phase 1/2a Trial Initiation Expected in H1 2027 With Efficacy Readouts Expected in H2 2028

Trial overview

- Phase 1: Randomized, double-blind, placebo-controlled SAD, MAD, and food effect cohorts in ~100 healthy participants
  - Ex vivo stimulation assay using R848 will be used to measure PK/PD relationship of type I IFN and pro-inflammatory cytokine inhibition
- Phase 2a: Plan to enroll cutaneous lupus erythematosus patients along with signal-seeking cohorts in other autoimmune diseases
  - CLE eligibility: Active CLE with CLASI-A score ≥ 8

Endpoints

- Phase 1: Healthy participants
  - Safety, tolerability, and pharmacokinetics
- Phase 2a: Basket trial in patient cohorts
  - Change from baseline in CLASI-A scores; additional endpoints to be defined with indication selection
  - Pharmacodynamic readouts may include cytokines, immune cell phenotyping, and gene expression


Phase 1: Healthy participants
SAD: ~6 dose levels
MAD: ~4 dose levels
Food effect: ~1 dose level
Phase 2a: Patient groups
Small patient cohorts in
CLE and 1–2 additional indications
H1 2027
H2 2027
H2 2028

Note: CLASI-A = Cutaneous Lupus Erythematosus Disease Area and Severity Index score.

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33

Doses advanced into phase 2 trials achieved > 60% IFNα inhibition Enpatoran phase 1 ex vivo stimulation assay Efficacy across enpatoran doses in phase 2 Sponsor, program Status Completed ex-vivo stim assay? Activity in SLE or CLE patients? Enpatoran Ph3 initiated March/April 2026 Afimetoran Ph2 completed June 2026 E6742 Ph2 initiated March 2026 MHV370 Discontinued for strategic reasons N/A Phase 1 Ex Vivo Stimulation Assays Correlate With Activity in Lupus Patients Sources: Pharmacol Res Perspect 2021;9:e00842; Lancet 2026;407:1809; ACR Open Rheumatol 2025;7(7):e70059; RMD Open 2024;10:e004701. Note: CLASI = cutaneous lupus erythematosus disease area and severity index; (1) phase 1 evaluated 200 mg QD and phase 2 used 100 mg BID. Positive phase 2 results based on CLASI-50 Two phase 3 trials initiated in March/April 2026 CLASI-50 response, % 42% Placebo (n = 41) 25 mg (n = 29) 50 mg (n = 38) 100 mg (1) (n = 54) 59% 79% 82% OR 2.3 (0.8-6.1) OR 5.4 (2.0-14.8) OR 6.2 (2.4-15.9) % Inhibition 0 2 4 6 8 10 12 14 16 18 20 22 24 Time, hours Placebo 25 mg BID 50 mg BID 200 mg QD Enpatoran (BID) TLR7/8 antagonists have validated ex vivo assays for predicting activity in lupus patients

TNFR2 Agonist: OD-003 Modulating Treg to Treat Autoimmune and Inflammatory Disease IND-Enabling Studies Ongoing

Treg Therapy Has Broad Therapeutic Potential in Large I&I Diseases

Atopic dermatitis	SLE	Alopecia areata	Vitiligo	Multiple sclerosis	Rheumatoid arthritis	Asthma

Correcting Treg dysregulation or increasing the number of Treg has the potential to be used across many inflammatory and autoimmune diseases

EFFECT 1:
Reduction in Teff cell proliferation and activity
Reduces direct tissue damage and immune activation


Treg
Teff
Stops
Teff cells

EFFECT 2:
Reduction of immune cell activity
Reduces production of pro-inflammatory cytokines, including IFNɣ, IL-4, IL-5, and IL-13


Treg
Th17
Th1
Th2
Stops
immune cells

EFFECT 3:
Repair of tissue-resident non-immune cells
Induces durable disease-modifying effects


Treg
Repairs lung,
skin, and
muscle cells

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36

TNFR2 Agonism Is Next Evolution of Treg-Targeted Therapy

Expanding Treg number observed to be effective in multiple diseases

- Efficacy observed in atopic dermatitis (shown below), alopecia areata, and asthma



% EASI improvement
80
60
40
20
0
***
31%
61%
58%
53%
Placebo
24 μg/kg, Q2W
18 μg/kg, Q2W
24 μg/kg, Q4W
Rezpeg

TNFR2 agonism can potentially address the shortcomings of IL-2

Criteria	IL-2	TNFR2
Expand Treg number	✓	✓
Enhance Treg immunosuppressive function and homing markers	✗	✓
Induce stable Treg phenotype	✗	✓
Initiate tissue repair program	✗	✓

TNFR2 agonism clinical PoC upcoming to unlock next stage of Treg therapy development

TRexBio — **TRB-061:** Phase 1b AD efficacy data expected in mid 2027

NEKTAR — **NKTR-1065:** IND submission expected in 2027

ODYSSEY THERAPEUTICS — **OD-003:** IND-enabling studies ongoing

Note: *** $p < 0.001$.
Sources: Nektar corporate presentation, January 2026; TRexBio press releases, April 2026 and January 2026; clinicaltrials.gov.

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37

Treg Therapy Has Potential to Transform Some of the Largest I&I Indications

Stage of validation

CLINICAL PoC	CLINICAL SIGNAL	TRANSLATIONAL EVIDENCE	MECHANISTIC EVIDENCE
$30B+ Dermatology *AD, alopecia areata, vitiligo*	**~$25B Respiratory** *Asthma*	**$20B+ Neurology** *Multiple sclerosis*	**~$25B IBD** *UC and CD*
• Rezpeg, IL-2 agonist, demonstrated efficacy in moderate-to-severe AD and alopecia areata	• Rezpeg-treated AD patients with self-reported asthma history showed improvement in asthma control questionnaire (ACQ-5) scores	• TNFR2 agonism reduces disease severity in EAE models (representative of human multiple sclerosis)	• Treg maintain intestinal immune tolerance and mucosal integrity; Treg dysregulation contributes to chronic inflammation

> $100B addressable opportunity today across autoimmune and inflammatory diseases linked to Treg dysfunction

Source: Evaluate Pharma.

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Final Words

Significant Clinical Milestones Expected Through 2028

2026

- October: Oral presentation of full OD-001 Phase 2a induction data
- H2: Initiation of OD-001 phase 2b monotherapy trial and phase 2a vedolizumab combination trial in UC
- H2: File CTA for OD-002 (SLC15A4)

2027

- H1: Initiate OD-002 healthy participant dosing in Ph1/2 trial
- H2: Complete OD-002 healthy participant dosing in Ph1/2 trial
- H2: OD-001 phase 2a vedolizumab combination induction readout
- H2: OD-001 phase 2b monotherapy induction readout

2028

- H2: OD-002 phase 2a readouts in multiple indications
- H2: First OD-001 maintenance readout

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40